EXHIBIT 13.2


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 6-K

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                            REPORT OF FOREIGN ISSUER
                      PURSUANT TO RULE 13a-16 OR 15d-16 OF
                       THE SECURITIES EXCHANGE ACT OF 1934


For the Quarterly Payment Date on March 20, 2003

                           CRUSADE MANAGEMENT LIMITED,
               as manager of the Crusade Global Trust No.2 of 2001
             -------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


             LEVEL 11, 55 MARKET STREET, SYDNEY, NSW 2000, AUSTRALIA
             -------------------------------------------------------
                    (Address of principal executive offices)


         Indicate by check mark whether the registrant files or will file annual reports under cover Form 20-F or Form 40-F.

                         Form 20-F [X]     Form 40-F [ ]


         ` Indicate by check mark whether the registrant by furnishing the information contained in this Form is also thereby furnishing the information to the Commission pursuant to Rule 12g3-2(b) under the Securities Exchange Act of 1934.

                             Yes [ ]           No [X]


         If "Yes" is marked, indicate below the file number assigned to the registrant in connection with Rule 12g3-2(b): 82-_______________.

OTHER EVENTS

         On the Quarterly Payment Date falling on March 20, 2003, Perpetual Trustees Consolidated Limited, in its capacity as issuer trustee (the "Issuer Trustee") made a regular quarterly distribution of principal and interest to the holders of the Class A Mortgage-Backed Floating Rate Notes (the "Notes").


FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

         See page 4 for Exhibit Index

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf, as Trust Manager for the Crusade Global Trust No. 2 of 2001, by the undersigned, thereunto duly authorized.


                     Crusade Management Limited,
                     as Trust Manager for the Crusade Global Trust No.2 of 2001,
                     -----------------------------------------------------------
                     (Registrant)





Dated: April 1, 2003                 By: /s/ ROGER DESMARCHELIER
                                         ---------------------------------------
                                         Name:   Roger Desmarchelier
                                         Title:  Executive Manager

EXHIBIT INDEX

-------  -----------------------------------------------------------------------
EXHIBIT  DESCRIPTION
-------  -----------------------------------------------------------------------
  99.1   The Noteholders Report for the Quarterly Payment Date on March 20, 2003

                                                                    EXHIBIT 99.1

                               NOTEHOLDERS REPORT
                        CRUSADE GLOBAL TRUST NO.2 OF 2001
                       COUPON PERIOD ENDING 20 MARCH 2003


---------------------------------------------------------------------------------------------------------------------
USD NOTES
---------                FV OUTSTANDING                                 COUPON PAYMENTS      PRINCIPAL      CHARGE
                              (USD)         BOND FACTOR   COUPON RATE        (USD)        PAYMENTS (USD)  OFFS (AUD)
                         --------------     -----------   -----------   ---------------   --------------  ----------

CLASS A NOTES            475,529,150.47      59.441144%     1.58500%      2,043,446.95    40,167,241.70      0.00
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                         FV OUTSTANDING                                 COUPON PAYMENTS     PRINCIPAL       CHARGE
                              (AUD)         BOND FACTOR   COUPON RATE        (AUD)        PAYMENTS (USD)  OFFS (AUD)
                         --------------     -----------   -----------   ---------------   --------------  ----------

CLASS B NOTES             37,550,000.00     100.000000%     5.30890%        491,545.96             0.00      0.00
CLASS C NOTES              3,235,000.00     100.000000%     5.52890%         44,102.44             0.00      0.00
--------------------------------------------------------------------------------------------------------------------


                                                                       28-FEB-03
POOL SUMMARY                                                              AUD
-------------                                                      -------------

Outstanding Balance - Variable Rate Housing Loans                    769,791,403
Outstanding Balance - Fixed Rate Loans                               161,590,142
Number of Loans                                                            7,734
Weighted Average Current LVR                                              60.61%

Average Loan Size                                                        120,427

Weighted Average Seasoning                                              32  mths
Weighted Average Term to Maturity                                       263 mths
--------------------------------------------------------------------------------


PRINCIPAL COLLECTIONS                                                     AUD
---------------------                                              -------------

Scheduled Principal Payments                                        7,223,422.14

Unscheduled Principal Payments                                     75,453,633.34

Redraws                                                             7,457,501.73

Principal Collections                                              75,219,553.75
--------------------------------------------------------------------------------


TOTAL AVAILABLE PRINCIPAL                                                 AUD
-------------------------                                          -------------

Principal Collections                                              75,219,553.75

Principal Charge Offs                                                       0.00

Pay Back of Principal Draw                                                  0.00

Total Available Principal                                          75,219,553.75

Outstanding Principal
Draws From Previous Period                                                  0.00

Principal Distributed                                              75,219,553.75

Principal Retained                                                          0.00
--------------------------------------------------------------------------------


TOTAL AVAILABLE FUNDS                                                     AUD
---------------------                                              -------------

Available Income                                                   17,436,692.88

Principal Draw                                                              0.00

Liquidity Draw                                                              0.00

Total Available Funds                                              17,436,692.88
--------------------------------------------------------------------------------



REDRAW & LIQUIDITY FACILITIES                                             AUD
-----------------------------                                      -------------

Redraw Shortfall                                                            0.00
Redraw Carryover Charge Offs                                                0.00
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
CPR
---
                                              DEC-02       JAN-03      FEB-03
                                              ------       ------      -------

                       1 MTH CPR              26.73%       24.45%       22.43%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
ARREARS
-------
                            % OF POOL
                          (BY BALANCE)
                          ------------
31 - 59 DAYS                  0.58%

60 - 89 DAYS                  0.19%

90+ DAYS                      0.10%

DEFAULTS                      0.003%

LOSSES                         Nil
--------------------------------------------------------------------------------